SECURITES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 6, 1998
--------------------------------------------------------------------------------
                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                    1-10646                    56-1688522
--------------------------------------------------------------------------------

(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:       (252) 454-4400
--------------------------------------------------------------------------------


                                    N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
On July 6, 1998, Centura Banks, Inc. ("Centura") announced earnings for the three and six month periods ended June 30, 1998. Centura's net income increased
20.4 percent to $24.1 million or $0.89 per diluted share for the three months ended June 30, 1998 versus $20.0 million or $0.76 per diluted share for the comparable quarter last year. Net income increased to 46.5 million or $1.74 per diluted share for the six months ended June 30, 1998 compared to $37.9 million or $1.44 per diluted share for the comparable six month period of 1997. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CENTURA BANKS, INC.
                                              Registrant


Date: July 6, 1998                   By:      /s/ Steven Goldstein
                                              Steven Goldstein
                                              Chief Financial Officer

                                  EXHIBIT INDEX

                                                      Sequential
                                                         Page
Exhibit        Description of Exhibit                   Number
--------------------------------------------------------------------------------

99             Press release dated July 6, 1998            5

For Immediate Release

July 6, 1998

For More Information:                    Steven Goldstein
                                         Chief Financial Officer
                                         252-454-8356
                                         sgoldstein@centura.com

     CENTURA BANKS INC. REPORTS 20% INCREASE IN 2nd  QUARTER EARNINGS

         ROCKY MOUNT, N.C. - Centura Banks Inc. (NYSE:CBC) today announced that net income for the second quarter of 1998 increased 20.4 percent to $24.1 million, compared to $20.0 million for the comparable quarter in 1997. Diluted earnings per share increased to $0.89 in the second quarter of 1998 compared to $0.76 in the same quarter last year.
         Centura's strong results for the second quarter of 1998 produced a return on average equity of 16.50 percent and a return on average assets of 1.28 percent, compared to prior year ratios of 16.00 percent and 1.24 percent, respectively.
         For the first half of 1998, net income increased 22.9 percent to $46.5 million, or $1.74 per diluted share from $1.44 for the same period last year. Also, return on average assets was 1.28 percent, while return on average equity rose 97 basis points to 16.40 percent.
         Centura maintained momentum in the second quarter of 1998, increasing earnings by 7.0 percent over first quarter. These results were led by a 6.1 percent increase in noninterest revenue, principally in fees from financial services business lines, mortgage income and deposit fees.
         "Second quarter results reflect the continuing successful implementation of Centura's strategic plan," said Cecil W. Sewell, Centura chairman and chief executive officer. "Higher loan volumes and the substantial increase in noninterest income are the direct result of the development of targeted financial services and alternative delivery channels that address the needs of our customers."
         Since year end 1997, loans have grown 7.8 percent to $4.9 billion which, when coupled with a stable net interest margin, have contributed to total revenue growth for the first half of 1998. Without loans acquired through Centura's merger in March with Pee Dee State Bank, loans have grown an annualized 11.6 percent this year, principally in commercial loans.
         During the quarter Centura opened an additional five financial offices in Hannaford supermarkets, bringing the total number of supermarket offices to
30. Also during this period Centura agreed to purchase four in-store financial offices in Kroger supermarkets in Winston-Salem and Kernersville.
        With assets of $7.6 billion, Centura provides a complete line of banking, investment, leasing, insurance and trust services to individuals and businesses throughout North Carolina, South Carolina and the Hampton Roads region of Virginia. Centura offers its customers a variety of delivery channels, including over 200 financial services offices; more than 300 ATMs; its Centura Highway telephone banking center; Centura's Internet site; and through leading online money management software packages.
         Additional information about Centura's financial performance, products and services is available on its website at www.centura.com.
                                  #####

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                3 Months         3 Months                6 Months        6 Months
                                              Ended June 30    Ended June 30           Ended June 30   Ended June 30
(Dollars in thousands, except per share data)     1998             1997       Change        1998           1997          Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS
     Interest income                          $   144,042   $     126,266      14.1%   $    280,763   $   246,109       14.1%
     Interest expense                              69,624          60,800      14.5         135,723       116,758       16.2
     -------------------------------------------------------------------------------------------------------------------------------
     Net interest income                           74,418          65,466      13.7         145,040       129,351       12.1
     Provision for loan losses                      3,635           3,189      14.0           7,028         6,083       15.5
     Noninterest income                            33,500          25,307      32.4          65,083        49,374       31.8
     Noninterest expense                           68,061          57,107      19.2         132,773       114,221       16.2
     Income taxes                                  12,168          10,497      15.9          23,791        20,567       15.7
     -------------------------------------------------------------------------------------------------------------------------------
     Net income                               $    24,054   $      19,980      20.4%   $     46,531   $    37,854       22.9%
     ===============================================================================================================================
     Net interest income, taxable equivalent  $    76,235   $      67,470      13.0%   $    148,657   $   133,047       11.7%
     ===============================================================================================================================

PER COMMON SHARE
     Earnings per share-basic                 $      0.91   $        0.78      16.7%   $       1.77   $      1.47       20.4%
     Earnings per share-diluted                      0.89            0.76      17.1            1.74          1.44       20.8
     Cash dividends paid                             0.29            0.27       7.4            0.56          0.52        7.7
     Book value                                     22.22           19.46      14.2           22.22         19.46       14.2
     Closing market price                           62.500          45.875     36.2           62.500        45.875      36.2

FINANCIAL RATIOS
     Return on average assets #                      1.28%           1.24%        4 bp         1.28%         1.21%         7 bp
     Return on average shareholders' equity #       16.50           16.00        50           16.40         15.43         97
     Average equity to average assets                7.77            7.76         1            7.78          7.83         (5)

AVERAGE BALANCES
     Assets                                   $ 7,530,503   $   6,453,981      16.7%   $  7,351,843   $ 6,320,093       16.3%
     Earning assets                             6,839,222       5,926,035      15.4       6,689,460     5,810,053       15.1
     Loans                                      4,905,005       4,188,811      17.1       4,783,111     4,148,198       15.3
     Investment securities                      1,909,105       1,710,960      11.6       1,878,236     1,632,254       15.1
     Noninterest-bearing deposits                 829,482         684,472      21.2         802,722       671,295       19.6
     Core deposits                              4,956,388       4,364,613      13.6       4,895,496     4,337,694       12.9
     Total deposits                             5,439,886       4,725,511      15.1       5,384,360     4,691,646       14.8
     Interest-bearing liabilities               6,000,169       5,185,562      15.7       5,865,955     5,071,187       15.7
     Shareholders' equity                         584,778         501,027      16.7         572,243       494,852       15.6

PERIOD END BALANCES
     Assets                                   $ 7,599,722   $   6,669,028      14.0%   $  7,599,722   $ 6,669,028       14.0%
     Earning assets                             6,883,098       6,092,168      13.0       6,883,098     6,092,168       13.0
     Loans                                      4,943,174       4,243,868      16.5       4,943,174     4,243,868       16.5
     Investment securities                      1,914,486       1,806,095       6.0       1,914,486     1,806,095        6.0
     Noninterest-bearing deposits                 922,050         764,390      20.6         922,050       764,390       20.6
     Core deposits                              5,069,962       4,460,541      13.7       5,069,962     4,460,541       13.7
     Total deposits                             5,550,183       4,821,036      15.1       5,550,183     4,821,036       15.1
     Shareholders' equity                         589,530         502,049      17.4         589,530       502,049       17.4



------------------------------------------------------------------------------------------------------------------------------------
 bp  Change is measured as difference in basis points.
 #   Data presented is annualized.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                   3 Months         3 Months                 Six Months       Six Months
                                                 Ended June 30    Ended June 30            Ended June 30    Ended June 30
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
     Average basic                                  26,557,371      25,764,988      3.1%     26,271,426      25,746,872       2.0%
     Average diluted                                27,066,440      26,254,773      3.1      26,794,923      26,247,782       2.1
     Outstanding at period end                      26,536,602      25,804,633      2.8      26,536,602      25,804,633       2.8

COMPOSITION RATIOS *
     Earning assets to assets                            90.82%          91.82%    (100)bp        90.99%          91.93%      (94)bp
     Loans to earning assets                             71.72           70.68      104           71.50           71.40        10
     Interest-bearing liabilities to earning assets      87.73           87.50       23           87.69           87.28        41
     Loans to total deposits                             90.17           88.64      153           88.83           88.42        41
     Noninterest-bearing deposits to total deposits      15.25           14.48       77           14.91           14.31        60


ALLOWANCE FOR LOAN LOSSES
     Beginning balance                             $    66,828     $    58,762     13.7%    $    64,279     $    58,715       9.5%
     Provision for loan losses                           3,635           3,189      14.0          7,028           6,083      15.5
     Allowance of acquired financial institutions          -                -         -           2,068             -          -
     Charge-offs                                        (4,554)         (3,639)     25.1         (8,398)         (7,256)     15.7
     Recoveries                                          1,082             894      21.0          2,014           1,664      21.0
     -------------------------------------------------------------------------------------------------------------------------------
         Net charge-offs                                (3,472)         (2,745)     26.5         (6,384)         (5,592)     14.2
     -------------------------------------------------------------------------------------------------------------------------------
     Ending balance                                $    66,991     $    59,206      13.1%   $    66,991     $    59,206      13.1%
     ===============================================================================================================================

     Net charge-offs to average loans #                   0.28%           0.26%        2 bp        0.27%           0.27%        - bp
     ===============================================================================================================================


COMPOSITION OF RISK ASSETS
     Nonperforming loans                                                                         30,022      $   24,001      25.1%
     Foreclosed property                                                                          3,396           3,739      (9.2)
     -------------------------------------------------------------------------------------------------------------------------------
     Nonperforming assets                                                                        33,418      $   27,740      20.5%
     ===============================================================================================================================


ASSET QUALITY RATIOS **
     Nonperforming assets to:
         Loans and foreclosed property                                                             0.68%          0.65%         3 bp
         Total assets                                                                              0.44           0.42          2
     Nonperforming loans to total loans                                                            0.61           0.57          4
     Allowance for loan losses to total loans                                                      1.36           1.40         (4)
     Allowance for loan losses to nonperforming loans                                              2.23 x         2.47 x       (24)


------------------------------------------------------------------------------------------------------------------------------------
 bp  Change is measured as difference in basis points.
 *   Balance sheet amounts used in calculations are based on average balances.
 **  Balance sheet amounts used in calculations are based on period end balances.
 #   Data presented is annualized.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                                3 Months                 As a Percent of         6 Months            As a Percent of
                                             Ended June 30               Average Assets#       Ended June 30         Average Assets#
                                             ---------------               -------------    ----------------            ------------
(Dollars in thousands)                       1998       1997     Change    1998   1997      1998        1997   Change   1998   1997
------------------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Service charges on deposit accounts       $  11,537  $  9,632     19.8%    0.61   0.60% $  22,123  $  18,844    17.4%   0.61% 0.60%
Credit card and related fees                  1,762     1,476     19.4     0.09   0.09      3,594      2,770    29.7    0.10  0.09
Insurance and brokerage commissions           4,849     3,537     37.1     0.26   0.22     10,264      6,781    51.4    0.28  0.22
Other service charges, commissions and fees   2,590     1,862     39.1     0.14   0.12      4,757      3,561    33.6    0.13  0.11
Fees for trust services                       2,400     1,950     23.1     0.13   0.12      4,500      3,900    15.4    0.12  0.12
Mortgage income                               4,608     2,794     64.9     0.24   0.17      7,825      5,467    43.1    0.22  0.17
Negative goodwill amortization                  335       335      0.0     0.02   0.02        669        669     0.0    0.02  0.02
Operating lease fees, net                     2,005       847    136.7     0.11   0.05      3,710      1,966    88.7    0.10  0.06
Other noninterest income                      3,487     2,906     20.0     0.18   0.18      7,412      5,542    33.7    0.20  0.19
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
    transactions                             33,573    25,339     32.5     1.78   1.57     64,854     49,500     31.0    1.78  1.58
Securities gains (losses), net                  (73)      (32)   128.1       -      -         229       (126)  (281.7)   0.01    -
-----------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                  $  33,500  $ 25,307     32.4%    1.78%  1.57%  $ 65,083  $  49,374     31.8%   1.79% 1.58%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                     $  27,187  $ 22,017     23.5%    1.45%  1.37%  $ 52,410  $  43,593     20.2%   1.44% 1.39%
Fringe benefits and other personnel costs     6,098     5,139     18.7     0.32   0.32     12,109     11,320      7.0    0.33  0.36
Occupancy                                     3,888     3,443     12.9     0.21   0.21      7,710      6,781     13.7    0.21  0.22
Equipment                                     5,292     5,300     (0.2)    0.28   0.33     10,520     10,465      0.5    0.29  0.33
Foreclosed real estate losses and related
    operating expense                           166       398    (58.3)    0.01   0.02        594        722    (17.7)   0.02  0.02
Marketing                                     2,325     2,123       9.5    0.12   0.13      4,650      4,146     12.2    0.13  0.13
Fees for outsourced services                  3,176     2,141      48.3    0.17   0.13      6,071      3,673     65.3    0.17  0.12
Professional fees                             2,787     3,459     (19.4)   0.15   0.22      6,124      6,553     (6.6)   0.17  0.21
Other administrative                          2,433     1,976      23.1    0.13   0.12      4,890      4,017     21.7    0.13  0.13
FDIC insurance                                  342       323       5.9    0.02   0.02        703        639     10.0    0.02  0.02
Deposit intangible and goodwill amortization  2,228     1,418      57.1    0.12   0.09      4,441      2,836     56.6    0.12  0.09
Office supplies, postage and telephon         5,283     4,065      30.0    0.28   0.25      9,644      8,571     12.5    0.26  0.27
Other operating                               6,856     5,305      29.2    0.37   0.34     12,907     10,905     18.4    0.35  0.35
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                 $  68,061  $ 57,107      19.2%   3.63%  3.55%  $132,773  $ 114,221     16.2%   3.64% 3.64%
====================================================================================================================================

OTHER PERFORMANCE RATIOS
Pretax operating profit margin +              34.66%    35.01%      (35)bp                  34.59%     34.05%    54 bp
Efficiency ratio ***                          62.02%    61.55%       47 bp                  62.12%     62.61%   (49)bp
Net interest income analysis-taxable equivalent:
    Selected average yields/rates:
       Loans                                   9.24%     9.41%      (17)bp                   9.25%      9.36%   (11)bp
       Taxable securities                      6.61      6.67        (6)                     6.64       6.62       2
       Tax-exempt securities                   8.97      8.91         6                      8.93       8.86       7
       Short-term investments                  5.43      5.56       (13)                     5.23       5.47     (24)
-----------------------------------------------------------------------------------------------------------------------------------
       Interest-earning assets                 8.51      8.62       (11)                     8.51       8.59      (8)
-----------------------------------------------------------------------------------------------------------------------------------
       Total interest-bearing deposits         4.32      4.43       (11)                     4.35       4.40      (5)
       Borrowed funds                          5.25      5.21         4                      5.27       5.09      18
       Long-term debt                          6.51      6.51         -                      6.65       6.36      29
-----------------------------------------------------------------------------------------------------------------------------------
       Total interest-bearing liabilities      4.64      4.69        (5)                     4.65       4.63       2
-----------------------------------------------------------------------------------------------------------------------------------
       Interest rate spread                    3.87      3.93        (6)                     3.86       3.96     (10)
       Net interest margin                     4.43      4.52        (9)                     4.43       4.55     (12)


==========================================================================================================================
bp  Change is measured as difference in basis points.
*** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
 +  Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
 #  Data presented is annualized.

                                                         1998                                1997                        2nd Qtr 98
                                               -------------------------   ----------------------------------------
                                                 Second        First         Fourth         Third         Second             vs.
(Dollars in thousands, except per share data)   Quarter       Quarter        Quarter       Quarter       Quarter         1st Qtr 98
------------------------------------------------------------------------   ----------------------------------------      -----------
FINANCIAL SUMMARY *
     Assets                                  $  7,530,503  $  7,171,199  $   7,016,355  $  6,738,633  $  6,453,981             5.0%
     Earning assets                             6,839,222     6,538,033      6,416,636     6,177,675     5,926,035             4.6
     Loans                                      4,905,005     4,659,863      4,562,210     4,372,404     4,188,811             5.3
     Investment securities                      1,909,105     1,847,024      1,824,878     1,771,094     1,710,960             3.4
     Total deposits                             5,439,886     5,328,216      5,240,681     4,967,064     4,725,511             2.1
     Interest-bearing liabilities               6,000,169     5,730,250      5,603,768     5,391,079     5,185,562             4.7
     Shareholders' equity                         584,778       559,568        531,935       519,175       501,027             4.5
     Total market capitalization (period end)   1,658,538     1,892,382      1,784,504     1,425,753     1,183,788           (12.4)
     Net income                                    24,054        22,477         23,504        21,700        19,980             7.0


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin +               34.66%        34.52%         34.44%        35.58%        35.01%           14 bp
     Efficiency ratio ***                           62.02         62.22          61.90         60.87         61.55           (20)
     Net interest margin #                           4.43          4.43           4.51          4.46          4.52             -
     Return on average assets #                      1.28          1.27           1.33          1.28          1.24             1
     Return on average equity #                     16.50         16.29          17.53         16.58         16.00            21
     Equity to assets (average)                      7.77          7.80           7.58          7.70          7.76            (3)


PER SHARE SUMMARY
     Earnings per share - basic              $       0.91%  $      0.87%   $      0.91%   $     0.84%   $     0.78           4.6%
     Earnings per share - diluted                    0.89          0.85           0.89          0.82          0.76           4.7
     Cash dividends paid                             0.29          0.27           0.27          0.27          0.27           7.4
     Book value per share                           22.22         21.62          20.82         20.45         19.46           2.8
     Closing market price                           62.5000       71.2500        69.0000       55.0625       45.8750       (12.3)


KEY INTANGIBLE ASSETS **
     Goodwill                                $      105,204 $     107,293  $     106,108  $     97,027  $     63,976        (1.9)%
     Mortgage servicing rights                       29,917        28,147         28,238        28,275        23,028         6.3


ASSET QUALITY SUMMARY **
     Nonperforming assets                    $       33,418 $      33,199  $      27,877  $     28,633  $     27,740         0.7%
     Allowance for loan losses                       66,991        66,828         64,279        62,282        59,206         0.2
     Nonperforming assets to total assets              0.44%         0.44%          0.39%         0.42%         0.42%         - bp
     Allowance for loan losses to total loans          1.36          1.38           1.40          1.38          1.40          (2)
     Net charge-offs to average loans #                0.28          0.25           0.22          0.26          0.26           3


====================================================================================================================================
 bp  Change is measured as difference in basis points.
 *   Balance sheet amounts are based on average balances unless otherwise noted.
 **  Balance sheet amounts are based on period end balances unless otherwise noted.
***  Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
 +   Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
 #   Data presented is annualized.